UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 07, 2026

Commission File Number: 1-11607
DTE Energy Company

Michigan	38-3217752
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrants address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1221
Registrants telephone number, including area code: (313) 235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange

2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange

2020 Series G 4.375% Junior Subordinated Debentures due 2080	DTB	New York Stock Exchange

2021 Series E 4.375% Junior Subordinated Debentures due 2081	DTG	New York Stock Exchange

2025 Series H 6.25% Junior Subordinated Debentures due 2085	DTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting was held on May 7, 2026.

(b)    At the Annual Meeting:

(i)    The director nominees named in the Proxy were all elected to the Board as follows: Nicholas K. Akins, David A. Brandon, Deborah L. Byers, Joi M. Harris, Charles G. McClure, Jr., Gail J. McGovern, Mark A. Murray, Gerardo Norcia, Cassandra Santos, Robert C. Skaggs, Jr., David A. Thomas, Gary H. Torgow and Valerie M. Williams were each elected to serve as a director of the Company for a one-year term expiring in 2027, with the votes shown:

	Total Votes For Each Director	Total Votes Withheld From Each Director	Broker Non-Votes
Nicholas K. Akins	154,583,005	1,034,061	20,539,866
David A. Brandon	151,086,773	4,530,293	20,539,866
Deborah L. Byers	155,125,594	491,472	20,539,866
Joi M. Harris	154,488,412	1,128,654	20,539,866
Charles G. McClure, Jr.	151,150,077	4,466,989	20,539,866
Gail J. McGovern	149,198,243	6,418,823	20,539,866
Mark A. Murray	150,793,569	4,823,497	20,539,866
Gerardo Norcia	152,295,369	3,321,697	20,539,866
Cassandra Santos	155,134,362	482,705	20,539,866
Robert C. Skaggs, Jr.	154,926,220	690,846	20,539,866
David A. Thomas	152,180,421	3,436,645	20,539,866
Gary H. Torgow	153,551,863	2,065,203	20,539,866
Valerie M. Williams	152,152,076	3,464,990	20,539,866

(ii)    Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year 2026, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
174,185,300	1,753,866	217,766	0

(iii)    Shareholders approved, on an advisory basis, the overall executive compensation paid to the Company's named executive officers as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
149,823,374	5,061,958	731,735	20,539,866

Item 9.01.      Financial Statements and Exhibits.
(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

May 12, 2026

DTE Energy Company
(Registrant)

/s/Lisa A. Muschong
Lisa A. Muschong Vice President, Corporate Secretary and Chief of Staff